Exhibit 99.1

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imb IndymacBank(SM)



                              Officer's Certificate
                              ---------------------



      The following hereby certify that to the best of my knowledge, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of the performance of the Master Servicer under the agreements attached hereto in Exhibit A have been made under the supervision of an officer of IndyMac Bank, F.S.B., and (ii) to the best of my knowledge, based on the review, IndyMac Bank, F.S.B., acting as Master Servicer, has fulfilled all its obligations under these agreements throughout the year, or, if there has been a default in the fulfillment of any obligation, specifying each default known to the officer and the nature and status thereof.



                                           By: /s/ Robert M. Abramian
                                           --------------------------
                                           Robert M. Abramian
                                           First Vice President
                                           Home Loan Servicing
                                           Investor Reporting

                                           By: /s/ Barbara Perez
                                           --------------------------
                                           Barbara Perez
                                           Senior Vice President
                                           Home Loan Servicing
                                           Investor Reporting



Prepared for: Deutsche Bank National Trust Company

Date:         February 28, 2006

Ref:          USAP Letter and 2005 Annual Audit Financial Statements.

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                                    EXHIBIT A

IndyMac SPMD 2000-C                                   IndyMac SPMD 2004-A
IndyMac SPMD 2001-A                                   IndyMac SPMD 2004-B
IndyMac SPMD 2001-B                                   IndyMac SPMD 2004-C
IndyMac SPMD 2001-C                                   IndyMac RAST 2005-A1
IndyMac RAST 2002-A12                                 IndyMac RAST 2005-A2
IndyMac RAST 2002-Al3                                 IndyMac RAST 2005-A3
IndyMac RAST 2002-A14                                 IndyMac RAST 2005-A4
IndyMac RAST 2002-A15                                 IndyMac RAST 2005-A5
IndyMac RAST 2002-A16                                 IndyMac RAST 2005-A6CB
IndyMac SPMD 2002-A                                   IndyMac RAST 2005-A7
IndyMac SPMD 2002-B                                   IndyMac RAST 2005-A8
IndyMac RAST 2003-A1                                  IndyMac RAST 2005-A9
IndyMac RAST 2003-A2                                  IndyMac RAST 2005-A10
IndyMac RAST 2003-A3                                  IndyMac RAST 2005-A11
IndyMac RAST 2003-A4                                  IndyMac RAST 2005-A12
IndyMac RAST 2003-A5                                  IndyMac RAST 2005-Al3
IndyMac RAST 2003-A6                                  IndyMac RAST 2005-A14
IndyMac RAST 2003-A7                                  IndyMac RAST 2005-A15
IndyMac RAST 2003-A8                                  IndyMac RAST 2005-A16
IndyMac RAST 2003-A9                                  IndyMac INDX 2005-AR1
IndyMac RAST 2003-A10                                 IndyMac INDX 2005-AR2
IndyMac RAST 2003-A11                                 IndyMac INDX 2005-AR3
IndyMac RAST 2003-A12                                 IndyMac INDX 2005-AR4
IndyMac RAST 2003-A13                                 IndyMac INDX 2005-AR5
IndyMac RAST 2003-A14                                 IndyMac INDX 2005-AR6
IndyMac RAST 2003-A15                                 IndyMac INDX 2005-AR7
IndyMac SPMD 2003-A                                   IndyMac INDX 2005-AR8
IndyMac Loan Trust 2003-L1                            IndyMac INDX 2005-AR9
IndyMac RAST 2004-A1                                  IndyMac INDX 2005-AR10
IndyMac RAST 2004-A2                                  IndyMac INDX 2005-ARI1
IndyMac RAST 2004-A3                                  IndyMac INDX 2005-AR12
IndyMac RAST 2004-A4                                  IndyMac INDX 2005-AR13
IndyMac RAST 2004-A5                                  IndyMac INDX 2005-AR14
IndyMac RAST 2004-A6                                  IndyMac INDX 2005-AR15
IndyMac RAST 2004-A7                                  IndyMac INDX 2005-AR16
IndyMac RAST 2004-A8                                  IndyMac INDX 2005-AR17
IndyMac RAST 2004-A9                                  IndyMac INDX 2005-AR18
IndyMac RAST 2004-A1O                                 IndyMac INDX 2005-AR19
IndyMac INDX 2004-AR1                                 IndyMac INDX 2005-AR21
IndyMac INDX 2004-AR2                                 IndyMac INDX 2005-AR23
IndyMac INDX 2004-AR3                                 IndyMac INDX 2005-AR25
IndyMac INDX 2004-AR4                                 IndyMac INDX 2005-AR27
IndyMac INDX 2004-AR5                                 IndyMac INDX 2005-AR29
IndyMac INDX 2004-AR6                                 IndyMac INDX 2005-AR31
IndyMac INDX 2004-AR7                                 IndyMac INDX 2005-AR33
IndyMac INDX 2004-AR8                                 IndyMac INDX 2005-AR35
IndyMac INDX 2004-AR9                                 IndyMac INDB 2005-1

IndyMac INDX 2004-AR1O                                IndyMac RMBT 2005-L1
IndyMac INDX 2004-AR11                                IndyMac RMBT 2005-L2
IndyMac INDX 2004-AR12                                IndyMac RMBT 2005-L3
IndyMac INDX 2004-AR13                                IndyMac INDA 2005-AR1
IndyMac INDX 2004-AR14                                IndyMac INDA 2005-AR2
IndyMac INDX 2004-AR15                                IndyMac INABS 2005-A
IndyMac Loan Trust 2004-L1                            IndyMac INABS 2005-B
IndyMac RAST 2004-IP1                                 IndyMac INABS 2005-C
IndyMac RAST 2004-IP2                                 IndyMac INABS 2005-D